SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) July 16, 1999 (June 24, 1999)




                          ATLANTIC AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)




        Georgia                       0-3722                   58-1027114
 (State or other jurisdiction of  (Commission File      (I.R.S. Employer
 incorporation or organization)    Identification Number)     Identification
                              Number)



              4370  PEACHTREE  ROAD,  N.E.,  ATLANTA,  GEORGIA 30319 (Address of
             principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (404) 266-5500


                                      None
  (Former name, former address and former fiscal year, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

      On July 1,1999, Atlantic American Corporation ("the Company") acquired 100% of the outstanding stock of Association Casualty Insurance Company ("ACIC")
and  Association  Risk  Management General Agency,   Inc.   ("ARMGA",
and collectively with ACIC, the "Acquired Companies"). The Acquired Companies were acquired for a combination of cash and common stock of the Company totaling $32.5 million. The cost of the acquisition in millions is summarized as follows:

            Cash              Common Stock            Total Consideration
            Consideration           of Company              Consideration

ACIC               $15.6                 $5.5                    $21.1

ARMGA                8.4                 $3.0                    $11.4
                 ----------              ----                    -----

Total              $24.0                 $8.5                    $32.5
                   -----                 ----                    -----


ACIC is a Texas domiciled insurance company that specializes in underwriting workers' compensation insurance in the state of Texas. ARMGA is a Texas domiciled general agency. The cash used to finance the transaction was obtained from the proceeds of issuing $25.0 million of Variable Rate Demand Bonds and a new $30.0 million revolving credit facility with Wachovia Bank, N.A., each is decribed below.


Item 5. Other Events

      On June 24, 1999 the Company issued $25.0 million in Taxable Variable Rate Demand Bonds, Series 1999. The proceeds from this issuance were used to retire $25.0 million of the $26.0 million outstanding on the Company's existing term loan. The bonds are rated AA/A-1+ by Standard & Poor's and will mature July 1, 2009. The interest rate on the bonds is variable and approximates 30-day LIBOR. The bonds are backed by a letter of credit issued by Wachovia Bank, N.A. The cost of the letter of credit and its associated fees will be 180 basis points.

      On July 1, 1999 the Company entered into a $30.0 million revolving credit facility with Wachovia Bank, N.A. The facility allows the Company to draw up to $30.0 million for the acquisition of ACIC and ARMGA as well as for other corporate needs. Immediately upon closing the facility the Company borrowed $20.0 million on the facility to fund a portion of the acquisition of ACIC and ARMGA, see Item 2 above. The interest rate on the facility is 30-day LIBOR plus 200 basis points.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Financial Statements of Business Acquired.

It is impracticable to provide the required financial statements for the acquired business at the date of filing of this Form 8-K. Such financial statements will be filed by admendmet as soon as practicable, but no later than 60-days following the date this Form 8-K is required to be filed.

Pro Forma Financial Information.

It is impracticable to provide the required pro forma financial information for the acquired business at the date of filing of this form 8-K. Such pro forma financial information will be filed as soon as practicable, but no later than 60-days following the date this Form 8-K is required to be filed.

Exhibits

(2.1)       Acquisition Agreement by and among Atlantic American Corporation,
            and Association   Casualty  Insurance   Corporation,   Association
            Risk Management General Agency, Inc., and Harold K. Fischer, dated as of April 21, 1999.

(10.1) Indenture of Trust, dated as of June 24, 1999, by and between Atlantic American Corporation and The Bank of New York, as Trustee.

(10.2)      Reimbursement and Security Agreement, dated as of June 24,
            1999, between Atlantic American Corporation and Wachovia Bank of Georgia, NA.

(10.3) Revolving Credit Facility, dated as of July 1, 1999 between Atlantic American Corporation and Wachovia Bank of Georgia, N.A.

(99.1)      Press Release dated June 24, 1999

(99.2)      Press Release dated July 6, 1999

SIGNATURE
---------

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


ATLANTIC AMERICAN CORPORATION
-----------------------------
 (Registrant)



Date: July ____, 1999              By: __________/s/________________
                                   Edward L. Rand, Jr.
                                   Vice President-Treasurer
                                   (Principal Financial Officer)